UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — March 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Tax Exempt Income Fund

Semiannual report
3 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAEX

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 10, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. Because the income from municipal bonds is generally exempt from federal income tax, these bonds can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Putnam Tax Exempt Income Fund takes an active investment approach

Municipal bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Tax Exempt Income Fund

Source: Putnam, as of 3/31/19. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/19. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Tax Exempt Income Fund

How was the market for municipal bonds during the reporting period?

Municipal bonds performed well on both an absolute basis and relative to other asset classes for the period. During the first three months of the period, which coincided with the fourth quarter of 2018, markets were rattled by several concerns, including rising interest rates, the partial U.S. government shutdown, slowing global growth, and geopolitical tensions. Investors responded by selling higher-risk equity and fixed-income investments and buying more conservative fixed-income investments. With the flight to quality, municipal bond yields moved lower in tandem with Treasury rates — contributing to rising prices.

With the prevailing macroeconomic and geopolitical winds presenting some uncertainty about the pace of global growth, the Federal Reserve became quite dovish in its outlook for future interest-rate hikes during the first quarter of 2019. The shift in the Fed’s monetary policy combined with the end of the federal government shutdown in January 2019 and optimism over a U.S.–China trade agreement rallied investor sentiment and increased demand for higher-risk assets.

Tax Exempt Income Fund 5

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 3/31/19. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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Technicals, or supply and demand dynamics, were favorable throughout the period. Fund inflows [a measure of retail investor interest] were noteworthy, with investors pouring a record $22.5 billion into municipal bond funds during the first quarter of 2019, according to Lipper fund flow data. With the new tax law capping the deductibility of state and local taxes at $10,000 a year, many Americans faced higher taxes for 2018. As a result, tax-exempt bond funds saw renewed demand, which contributed to rising prices. The surge helped to offset weaker interest in municipal bonds from banks following the decline in the corporate income tax rate from 35% to 21%. On the supply front, new municipal bond issuance totaled $75 billion in the first quarter, according to the Bond Buyer. The pace of issuance picked up in the final weeks of the period as issuers took advantage of falling interest rates and heightened demand.

Given their favorable technicals, tax-exempt municipal bonds enjoyed solid performance that outperformed Treasuries and the equity markets for the period.

What contributed to the Fed’s more dovish tone?

After increasing its benchmark rate a quarter of a percentage point to a target range of 2.25% to 2.50% in December 2018, the Fed held its short-term benchmark rate steady for the balance of the period. In January, Fed Chair Jerome Powell signaled that the impasses over U.S. trade and government budget negotiations and slower growth in Europe and China warranted a “patient” approach to future rate increases. At the March 2019 meeting, the Fed acknowledged that U.S. economic growth had slowed from its solid pace in the fourth quarter of 2018 and then surprised investors by signaling a reduction in the number of anticipated increases in the federal funds rate from two to zero for 2019.

How did the fund perform during the reporting period?

For the six months ended March 31, 2019, the fund underperformed the Bloomberg Barclays Municipal Bond Index [the municipal benchmark] but outperformed the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What was your investment approach?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings as compared with the fund’s municipal benchmark. Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the intermediate portion of the curve at period-end. This positioning resulted in an average maturity of approximately 16 years. Additionally, we used market weakness in October and November 2018 to adjust duration in the portfolios to capture positive seasonal conditions in December and early January. [Duration is a measure of the portfolio’s sensitivity to interest rates.] Consequently, the fund’s duration positioning moved to a generally neutral stance relative to its Lipper peers during the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB relative to the fund’s Lipper peer group. We continued to look for what we view as attractively priced opportunities to move higher up the credit-quality spectrum. The fund also continued to be weighted more toward essential service revenue bonds than toward local general obligation bonds [GOs], which typically rely on the taxing power of state and local governments.

Tax Exempt Income Fund 7

This defensive positioning was positive for the fund’s performance, as lower-quality bonds underperformed higher-quality bonds during the period. With municipal credit fundamentals seemingly stable, credit spreads remained at or near post-2008-crisis lows. From a sector positioning perspective, we favored essential service utilities, higher-education, and pre-paid gas bonds relative to the fund’s Lipper group.

The fund held an overweight position in Illinois GOs. We believe that the state’s financial profile continues to stabilize, and this is not currently reflected by market spreads. As such, those holdings look attractive from a fundamental and relative value standpoint, in our view.

In February 2019, Puerto Rico reached an important milestone in its financial recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds known as “COFINA.” The agreement swapped out more than $17 billion in COFINA sales tax revenue bonds, including a senior and subordinate lien, for new bonds in a debt exchange. Senior lien bonds recovered roughly 93 cents on the dollar. Subordinate lien bonds recovered roughly 56 cents on the dollar. The restructured bonds were downsized to about $12 billion into one new single lien security.

The compromise agreement may help Puerto Rico save more than $400 million annually that could be available for public services such as health, education, and pension payments. While the ruling brings clarity, and we believe the bond restructuring is a positive step to help resolve Puerto Rico’s debt crisis, the uncertainty of the island’s road to economic recovery causes us to remain cautious.

The fund remained significantly underweight Puerto Rico municipal bonds during the period compared with the fund’s Lipper peer group.

What is your outlook for interest rates and the municipal bond market?

We believe slower growth and the absence of inflationary pressures may keep any interest-rate increases by the data-dependent Fed on hold in 2019. This bodes well for

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

municipal bond prices for the foreseeable future, in our view.

Although unfunded pension liabilities remain a concern for some municipalities, defaults for investment-grade municipal bonds have been rare and remain relatively low for non-investment-grade municipal bonds. The asset class also has demonstrated a low correlation to equities in recent years, suggesting that they could help play a defensive role in a diversified investment portfolio during periods of equity market volatility.

With their competitive tax-adjusted returns and stable credit fundamentals, municipals could perform relatively well in 2019, in our view. We’ll continue to monitor the market on a daily basis to capture opportunities that arise from supply and/or demand imbalances. We’ll also continue to adjust the portfolio’s interest-rate sensitivity accordingly as our views change.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/31/76)
Before sales charge	6.29%	65.20%	5.15%	20.12%	3.73%	8.60%	2.79%	4.97%	4.39%
After sales charge	6.19	58.59	4.72	15.32	2.89	4.26	1.40	0.77	0.21
Class B (1/4/93)
Before CDSC	6.12	57.19	4.63	16.37	3.08	6.55	2.14	4.18	3.94
After CDSC	6.12	57.19	4.63	14.37	2.72	3.61	1.19	–0.82	–1.06
Class C (7/26/99)
Before CDSC	6.09	52.77	4.33	15.45	2.92	6.05	1.98	4.02	3.85
After CDSC	6.09	52.77	4.33	15.45	2.92	6.05	1.98	3.02	2.85
Class M (2/16/95)
Before sales charge	5.90	60.56	4.85	18.35	3.43	7.65	2.49	4.65	4.23
After sales charge	5.81	55.34	4.50	14.51	2.75	4.15	1.36	1.25	0.84
Class R6 (5/22/18)
Net asset value	6.36	68.90	5.38	21.39	3.95	9.30	3.01	5.08	4.39
Class Y (1/2/08)
Net asset value	6.35	68.87	5.38	21.37	3.95	9.28	3.00	5.06	4.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Tax Exempt Income Fund

Comparative index returns For periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	—*	58.55%	4.72%	20.12%	3.73%	8.35%	2.71%	5.38%	4.63%
Lipper General &
Insured Municipal
Debt Funds category	5.69%	63.35	4.95	19.33	3.58	7.64	2.48	4.69	4.01
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/19, there were 277, 266, 235, 205, 162, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.145154		$0.118502	$0.112153	$0.133227		$0.156532	$0.154293
Capital gains[2]	—		—	—	—		—	—
Long-term gains	0.019000		0.019000	0.019000	0.019000		0.019000	0.019000
Short-term gains	—		—	—	—		—	—
Total	$0.164154		$0.137502	$0.131153	$0.152227		$0.175532	$0.173293
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
9/30/18	$8.41	$8.76	$8.42	$8.44	$8.44	$8.72	$8.44	$8.44
3/31/19	8.61	8.97	8.61	8.63	8.64	8.93	8.63	8.63
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.75%	2.64%	2.12%	1.97%	2.47%	2.38%	2.98%	2.96%
Taxable equivalent[4]	4.65	4.46	3.58	3.33	4.17	4.02	5.03	5.00
Current 30-day
SEC yield[5]	N/A	2.00	1.46	1.31	N/A	1.75	2.32	2.30
Taxable equivalent[4]	N/A	3.38	2.47	2.21	N/A	2.96	3.92	3.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax Exempt Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/18	0.77%	1.40%	1.55%	1.05%	0.53%#	0.55%
Annualized expense ratio for the
six-month period ended 3/31/19	0.77%	1.40%	1.55%	1.05%	0.53%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

# Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/18 to 3/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.92	$7.12	$7.88	$5.35	$2.70	$2.80
Ending value (after expenses)	$1,043.90	$1,039.40	$1,038.50	$1,042.30	$1,043.90	$1,043.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/19, use the following calculation method. To find the value of your investment on 10/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.88	$7.04	$7.80	$5.29	$2.67	$2.77
Ending value (after expenses)	$1,021.09	$1,017.95	$1,017.20	$1,019.70	$1,022.29	$1,022.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund 13

Consider these risks before investing

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

14 Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Tax Exempt Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2019, Putnam employees had approximately $496,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund 17

The fund’s portfolio 3/31/19 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	Q-SBLF Qualified School Board Loan Fund
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are floating-
FHLMC Coll. Federal Home Loan Mortgage	rate securities with long-term maturities that carry
Corporation Collateralized	coupons that reset and are payable upon demand
FRB Floating Rate Bonds: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate at the close of the reporting period. Rates	current interest rate at the close of the reporting
may be subject to a cap or floor. For certain securities,	period. Rates are set by remarketing agents and may
the rate may represent a fixed rate currently in place	take into consideration market supply and demand,
at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
FRN Floating Rate Notes: the rate shown is the current	Index rate, which was 1.50% as of the close of the
interest rate or yield at the close of the reporting period.	reporting period.
Rates may be subject to a cap or floor. For certain
securities, the rate may represent a fixed rate currently
in place at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (102.9%)*	Rating**	Principal amount	Value
Alabama (0.5%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB	$1,000,000	$1,183,540
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,575,000	2,984,966
5.00%, 9/15/33	AA	350,000	406,966
			4,575,472
Arizona (3.5%)
AZ Game & Fish Dept. and Comm. Rev. Bonds,
(AGF Administration Bldg.), 5.00%, 7/1/21	A2	385,000	386,005
AZ State Hlth. Fac. Auth. Rev. Bonds,
(Scottsdale Hlth. Care), 5.00%, 12/1/28	A2	500,000	574,970
AZ State Hlth. Fac. Auth. Hlth. Care Ed. Rev. Bonds,
(Kirksville College), 5.125%, 1/1/30	A–	750,000	767,723
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	1,025,000	1,061,347
AZ State Lottery Rev. Bonds
5.00%, 7/1/28 ##	AA+	5,000,000	6,028,600
5.00%, 7/1/27 ##	AA+	1,815,000	2,165,567
AZ State Sports & Tourism Auth. Rev. Bonds,
(Multi-Purpose Stadium Fac.), Ser. A, 5.00%, 7/1/30	A1	500,000	534,235
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F	D/P	2,850,000	8,519
El Mirage, G.O. Bonds, AGM, 5.00%, 7/1/42	AA	250,000	270,680
Glendale, Excise Tax Rev. Bonds, 5.00%, 7/1/30	AA	300,000	361,461
Glendale, Indl. Dev. Auth. Rev. Bonds,
(Midwestern U.), 5.125%, 5/15/40	A	4,500,000	4,645,575

18 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	A/F	$3,500,000	$3,832,920
Lake Havasu City, Waste Wtr. Syst. Rev. Bonds,
Ser. B, AGM, 5.00%, 7/1/43	AA	250,000	283,268
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/48	AA–	600,000	680,226
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	250,000	273,640
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	350,000	365,096
Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds, (Catholic Hlth. Care West), Ser. A,
6.00%, 7/1/39	A	750,000	757,530
Maricopa Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.),
3.375%, 12/1/31	A–	250,000	255,435
Northern AZ U. Rev. Bonds
5.00%, 6/1/36	A1	450,000	477,009
5.00%, 6/1/34	A1	250,000	281,983
Phoenix, Civic Impt. Corp. Dist. Rev. Bonds,
(Civic Plaza), Ser. B, FGIC, NATL, 5.50%, 7/1/43	Aa2	1,000,000	1,387,440
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,000,000	1,062,410
(Great Hearts Academies), Ser. A, 5.00%, 7/1/36	BBB–	150,000	163,134
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	125,000	128,055
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	205,000	210,076
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
5.00%, 7/1/35	BB	100,000	104,797
Ser. A, 5.00%, 7/1/35	BB	150,000	157,196
Pima Cnty., Indl. Dev. Auth. Rev. Bonds,
(Providence Day School, Inc.), 5.125%, 12/1/40	BBB+	500,000	512,150
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	1,900,000	2,390,371
5.00%, 12/1/37	A3	500,000	625,865
U. of AZ Board of Regents Syst. Rev. Bonds,
(Green Bond), Ser. A, 5.00%, 7/1/41	Aa2	200,000	226,620
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med. Ctr.)
Ser. A, 5.25%, 8/1/33	A3	100,000	110,849
5.00%, 8/1/34	A3	300,000	341,082
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	265,000	272,857
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl.
Med. Ctr.), Ser. A, 5.25%, 8/1/32	A	400,000	459,232
			32,163,923
California (2.2%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	A–/F	1,300,000	1,375,959
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	3,500,000	3,693,795
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,871,071

Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (5/1/19), (Republic Svcs.,
Inc.), Ser. A, 2.30%, 8/1/23	BBB+	$2,400,000	$2,400,240
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	701,996
AGM, 5.00%, 11/15/44	AA	1,500,000	1,682,550
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds,
(Vermont Corridor Cnty., Admin. Bldg.), Ser. A,
5.00%, 12/1/38	AA	1,915,000	2,278,869
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	2,250,000	3,267,158
Riverside Cnty., Asset Leasing Corp. Rev. Bonds,
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A1	4,000,000	3,453,440
			20,725,078
Colorado (1.6%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	BBB	650,000	716,437
(Valley View Hosp. Assn.), 5.00%, 5/15/45	A–	1,000,000	1,106,540
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	A–/F	1,000,000	1,101,020
Denver City & Cnty., Arpt. Rev. Bonds, (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,180,871
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.722%, 9/1/39	A2	1,000,000	1,008,990
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	13,000,000	7,638,150
Park Creek, Metro. Dist. Tax Allocation Bonds,
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	A/F	225,000	246,002
Regl. Trans. Dist. Rev. Bonds, (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	770,850
			14,768,860
Connecticut (0.8%)
CT State G.O. Bonds, Ser. A
5.00%, 4/15/39	A1	1,650,000	1,927,052
5.00%, 4/15/34	A1	3,325,000	3,944,148
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,500,000	1,611,255
			7,482,455
Delaware (1.6%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	A–	1,700,000	1,772,726
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,000,000	2,077,380
DE State Hlth. Fac. Auth. Rev. Bonds,
(Bayhealth Med. Ctr.), Ser. A, 4.00%, 7/1/40	AA–	1,750,000	1,839,898
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.43%, 10/1/38	VMIG 1	9,030,000	9,030,000
			14,720,004

20 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
District of Columbia (1.8%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB–	$2,955,000	$3,094,890
(Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	3,750,000	4,205,850
DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5.00%, 2/1/25	A2	1,035,000	1,037,298
DC U. Rev. Bonds, (Gallaudet U.)
5.50%, 4/1/41	A+	2,000,000	2,128,620
5.50%, 4/1/34	A+	1,000,000	1,066,740
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	5,107,080
			16,640,478
Florida (6.6%)
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	890,000	923,019
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	3,700,000	4,104,151
Lakeland, Hosp. Syst. Rev. Bonds,
(Lakeland Regl. Hlth.)
5.00%, 11/15/45	A2	1,735,000	1,915,110
5.00%, 11/15/40	A2	2,175,000	2,407,899
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	1,060,000	1,080,140
Miami-Dade Cnty., G.O. Bonds, (Bldg. Better
Communities Program), Ser. 15-D, 5.00%, 7/1/45	Aa2	5,500,000	6,287,435
Miami-Dade Cnty., Rev. Bonds
5.00%, 7/1/43	AA	10,660,000	12,527,952
(Tran. Syst. Sales Surtax), 5.00%, 7/1/42	AA	3,000,000	3,244,770
Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/41	A2	5,000,000	5,216,700
Ser. B, 5.00%, 10/1/40	A	10,000,000	11,482,400
Ser. A, 5.00%, 10/1/38	A	1,750,000	1,966,948
5.00%, 10/1/28	A2	500,000	570,660
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,800,000	1,951,920
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	5,000,000	5,675,950
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds,
(Sarasota Memorial Hosp.), 5.00%, 7/1/38	A1	1,500,000	1,743,090
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	533,222
			61,631,366
Georgia (3.0%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station)
5.00%, 12/1/24	A3	800,000	923,640
5.00%, 12/1/22	A3	1,375,000	1,518,605
Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
5.00%, 11/1/43	Aa2	2,750,000	3,124,963
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A–	2,000,000	1,998,340
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	2,250,000	2,445,593

Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	$2,085,000	$2,191,940
5.00%, 3/1/37	BBB–/F	450,000	477,432
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. S, 5.50%, 8/15/54	AA–	1,825,000	2,110,941
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	1,000,000	1,138,140
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/36	A	4,000,000	4,568,560
Main St. Natural Gas, Inc. Rev. Bonds, (GA Gas),
Ser. A, 5.50%, 9/15/21	A–	370,000	399,626
Main St. Natural Gas, Inc. Gas Supply Rev.
Bonds, Ser. A
5.00%, 5/15/33	A3	1,500,000	1,722,735
5.00%, 5/15/22	A3	1,000,000	1,079,980
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	3,500,000	3,724,840
			27,425,335
Guam (0.1%)
Territory of GU, Govt. Hotel Occupancy Tax Rev.
Bonds, Ser. A, 6.00%, 11/1/26	BB	250,000	268,603
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5.00%, 10/1/34	Baa2	200,000	211,560
AGM, 5.00%, 10/1/30	AA	500,000	549,275
			1,029,438
Idaho (1.0%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	1,500,000	1,721,010
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee),
4.00%, 7/15/30	A2	7,000,000	7,320,110
			9,041,120
Illinois (7.8%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	2,880,000	3,289,622
Ser. B-2, 5.50%, 1/1/37	BBB+	4,000,000	4,355,880
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B+	1,500,000	1,580,565
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	922,380
Chicago, Hsg. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/31	AA–	4,540,000	5,365,236
Chicago, Motor Fuel Tax Rev. Bonds, AGM
5.00%, 1/1/33	AA	1,000,000	1,079,690
5.00%, 1/1/30	AA	200,000	218,712
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. F, 5.00%, 1/1/40	A2	3,700,000	3,778,477
Ser. A, 5.00%, 1/1/38	A	200,000	233,000
Ser. A, 5.00%, 1/1/37	A	1,200,000	1,402,848
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	3,000,000	3,210,780
(2nd Lien), 5.00%, 1/1/39	A	2,720,000	2,910,318

22 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/29	Baa2	$1,750,000	$2,017,698
AGM, 5.00%, 11/1/25	AA	1,420,000	1,423,791
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,250,000	1,316,213
5.00%, 1/1/41	Baa3	700,000	733,978
5.00%, 11/1/34	Baa3	1,000,000	1,067,370
Ser. B, 5.00%, 10/1/32	BBB	2,000,000	2,182,240
Ser. A, 5.00%, 12/1/31	Baa3	2,870,000	3,121,039
Ser. C, 5.00%, 11/1/29	Baa3	2,000,000	2,194,180
Ser. A, 5.00%, 12/1/28	Baa3	2,000,000	2,208,980
5.00%, 2/1/28	Baa3	2,350,000	2,586,340
5.00%, 8/1/21	Baa3	2,250,000	2,376,045
IL State Fin. Auth. Rev. Bonds, (Riverside Hlth. Syst.
Oblig. Group), 4.00%, 11/15/31	A+	500,000	527,795
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	500,000	546,020
IL State Sales Tax Rev. Bonds, (Build Illinois
Jr. Oblig.), Ser. A, 4.00%, 6/15/20	BBB	8,825,000	9,020,739
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. A, 5.00%, 6/15/57	BBB	2,500,000	2,646,250
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/29	AA+	1,580,000	1,861,319
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	2,500,000	2,857,750
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	4,450,000	5,301,018
			72,336,273
Indiana (1.5%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A2	6,150,000	6,634,928
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(6/3/19), (Republic Svcs., Inc.), Ser. A, 2.10%, 5/1/34	BBB+	6,700,000	6,700,871
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.),
Ser. B, 5.00%, 2/1/27	A–	935,000	1,008,538
			14,344,337
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds,
(Lifespace Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	2,900,000	2,974,240
			2,974,240
Kentucky (3.3%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,400,000	1,536,934
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Louisville Arena Auth., Inc.), Ser. A, AGM,
5.00%, 12/1/45	AA	2,750,000	3,095,593
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/37	A1	2,500,000	2,863,925
(Project No. 117), Ser. B, 5.00%, 5/1/29	A1	850,000	999,677
(Project No. 117), Ser. B, 5.00%, 5/1/28	A1	565,000	667,056

Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25) Ser. C-1,
4.00%, 12/1/49	A3	$5,000,000	$5,417,950
Mandatory Put Bonds (1/1/25) Ser. B,
4.00%, 1/1/49	A1	5,000,000	5,435,700
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare, Inc.), Ser. A
5.00%, 10/1/30	A–	1,135,000	1,318,234
4.00%, 10/1/34	A–	6,000,000	6,293,880
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/31	A+	415,000	463,360
5.00%, 7/1/30	A+	1,000,000	1,119,140
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds,
(American Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	1,000,000	1,006,650
			30,218,099
Louisiana (0.7%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev.
Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/36	A/F	1,715,000	2,003,600
5.00%, 7/1/35	A/F	1,710,000	2,005,197
5.00%, 7/1/34	A/F	655,000	770,031
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	1,200,000	1,330,608
			6,109,436
Maryland (0.4%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig.
Group), Ser. A, 5.00%, 1/1/36	BBB/F	750,000	832,118
MD Econ. Dev. Corp. Poll. Control Rev. Bonds,
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	1,100,000	1,103,663
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	1,250,000	1,373,213
			3,308,994
Massachusetts (3.8%)
MA State G.O. Bonds, (Cons. Loan), Ser. A,
5.00%, 4/1/47	Aa1	8,825,000	10,202,141
MA State Dev. Fin. Agcy. Rev. Bonds
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	1,340,000	1,353,789
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,064,160
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,000,000	2,212,940
(Brandeis U.), Ser. S-1, 5.00%, 10/1/39 ##	A1	1,775,000	2,073,182
(Brandeis U.), Ser. S-1, 5.00%, 10/1/38 ##	A1	1,205,000	1,412,718
(Brandeis U.), Ser. S-1, 5.00%, 10/1/28 ##	A1	2,340,000	2,876,234
(Brandeis U.), Ser. S-1, 5.00%, 10/1/27 ##	A1	2,000,000	2,425,080
MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.70%, 1/1/31	AA	1,870,000	1,912,580
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A1	2,600,000	2,705,638

24 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.10%, 12/1/30	Aa2	$895,000	$904,630
MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	4,420,000	5,098,824
			35,241,916
Michigan (7.8%)
Belding Area School G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/40	AA	300,000	340,281
Chippewa, Valley School G.O. Bonds, Ser. A, Q-SBLF
5.00%, 5/1/35	Aa1	775,000	897,295
5.00%, 5/1/34	Aa1	250,000	290,158
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	77,500	75,855
Detroit, City School Dist. G.O. Bonds
Ser. C, FGIC, Q-SBLF, 5.25%, 5/1/25	Aa1	360,000	400,007
(School Bldg. & Site), Ser. A, Q-SBLF, 5.00%, 5/1/31	Aa1	1,000,000	1,083,770
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds,
Ser. A, AGM
5.00%, 7/1/48	AA	7,000,000	7,552,580
5.00%, 7/1/38	AA	1,000,000	1,085,190
Detroit, Wtr. & Swr. Dept. Disp. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/32	A+	2,000,000	2,156,620
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,053
Flint, Hosp. Bldg. Auth. Rev. Bonds,
(Hurley Med. Ctr.)
7.50%, 7/1/39	Ba1	150,000	157,890
7.375%, 7/1/35	Ba1	1,250,000	1,317,775
Genesee Cnty., Wtr. Supply Syst. G.O. Bonds
BAM, 5.25%, 2/1/40	AA	200,000	225,714
(Wtr. Supply Syst.), Ser. B, BAM, 5.00%, 2/1/33	AA	250,000	285,623
Grand Rapids, Wtr. Supply Syst. Rev. Bonds,
5.00%, 1/1/41	Aa2	400,000	454,372
Grand Valley, State U. Rev. Bonds, (MI State U.),
Ser. A, U.S. Govt. Coll., 5.00%, 12/1/32	A1	250,000	288,568
Great Lakes, Wtr. Auth. Swr. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), Ser. C,
5.00%, 7/1/36	A	7,780,000	8,911,368
Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds,
(Bronson Healthcare Group), 4.00%, 5/15/31	A2	500,000	529,010
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/31	A2	250,000	280,493
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/30	A2	3,000,000	3,369,810
5.00%, 11/1/36	A	1,285,000	1,477,223
5.00%, 11/1/34	A	1,600,000	1,854,640
5.00%, 11/1/31	A	1,100,000	1,292,577
5.00%, 11/1/30	A	220,000	260,887
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), 5.625%, 11/15/32	BBB–/F	350,000	375,963
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	2,250,000	2,416,298

Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Kentwood, Pub. School G.O. Bonds,
(School Bldg. & Site), 5.00%, 5/1/41	AA–	$250,000	$282,278
Lansing, School Dist. G.O. Bonds, (School Bldg. &
Site), Ser. I, Q-SBLF, 5.00%, 5/1/41	AA	225,000	255,897
Lincoln, Cons. School Dist. G.O. Bonds, Ser. A, AGM,
Q-SBLF, 5.00%, 5/1/40	AA	200,000	227,402
Livonia, Pub. School Dist. G.O. Bonds, AGM,
5.00%, 5/1/45	AA	200,000	225,338
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5.00%, 1/1/27	A2	700,000	744,898
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	2,750,000	3,064,518
(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/42	A1	1,590,000	1,701,841
Ser. H-1, 5.00%, 10/1/39	AA–	5,250,000	5,906,250
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	453,832
(Local Govt. Loan Program Pub. Ltg. Auth.), Ser. B,
5.00%, 7/1/34	BB+	500,000	546,725
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	270,000	301,571
Ser. H-1, 5.00%, 10/1/30	AA–	500,000	564,800
(MidMichigan Hlth.), 5.00%, 6/1/30	A1	500,000	569,710
(Detroit), Ser. C-3, 5.00%, 4/1/26	Aa2	1,000,000	1,180,220
(Detroit), Ser. C-3, 5.00%, 4/1/24	Aa2	500,000	569,350
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	BB+	850,000	910,954
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds,
(College for Creative Studies), 5.00%, 12/1/45	BBB+	250,000	263,373
MI State Hsg. Dev. Auth. Rev. Bonds
(Rental Hsg.), Ser. A, 4.625%, 10/1/39	AA	225,000	234,718
(Rental Hsg.), Ser. A, 4.45%, 10/1/34	AA	100,000	104,661
3.95%, 12/1/40	AA+	475,000	486,490
(Rental Hsg.), Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,068,081
MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
5.75%, 11/15/33	BBB+/F	500,000	500,520
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,500,000	1,693,425
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	1,500,000	1,650,345
(Evangelical Homes of MI), 5.25%, 6/1/32	BB+/F	400,000	414,700
Oakland U. Rev. Bonds
5.00%, 3/1/39	A1	2,000,000	2,218,000
Ser. A, 5.00%, 3/1/33	A1	500,000	548,430
5.00%, 3/1/32	A1	130,000	145,826
Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I,
5.00%, 5/1/36	AA–	250,000	288,363
Saginaw Valley State U. Rev. Bonds, Ser. A
5.00%, 7/1/35	A1	300,000	343,185
5.00%, 7/1/32	A1	200,000	230,882
Saginaw, Hosp. Fin. Auth. Rev. Bonds,
(Convenant Med. Ctr.), Ser. H, 5.00%, 7/1/30	A+	1,000,000	1,035,700

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Warren, Cons. School Dist. G.O. Bonds, Ser. A,
Q-SBLF, 5.00%, 5/1/35	AA	$350,000	$399,291
MI State Hosp. Fin. Auth. Rev Bonds (Trinity Hlth.
Credit Group), Ser. A, 5.00% 12/1/47 T	Aa3	5,155,000	5,593,537
			72,110,131
Minnesota (0.7%)
Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN, (Allina Hlth. Syst.), Ser. B-1,
1.39%, 11/15/35	VMIG 1	1,500,000	1,500,000
MN State Higher Ed. Fac. Auth. Rev. Bonds,
(Carleton College)
4.00%, 3/1/36	Aa2	400,000	432,576
4.00%, 3/1/35	Aa2	1,000,000	1,084,180
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic),
Ser. B, 1.48%, 11/15/38	VMIG 1	2,050,000	2,050,000
St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds, (Gerdau St. Paul Steel Mill), Ser. 7,
4.50%, 10/1/37	BBB–	1,500,000	1,420,575
			6,487,331
Mississippi (2.0%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. E
1.38%, 12/1/30	VMIG 1	6,000,000	6,000,000
1.38%, 12/1/30	VMIG 1	2,250,000	2,250,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	10,025,000	10,069,812
			18,319,812
Missouri (0.5%)
MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds, (Independence, Elec. Syst. Dogwood),
Ser. A, 5.00%, 6/1/37	A	2,000,000	2,164,600
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The))
Ser. C, 1.38%, 9/1/30	VMIG 1	2,300,000	2,300,000
Ser. D, 1.38%, 9/1/30	VMIG 1	500,000	500,000
			4,964,600
Nebraska (1.0%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	8,050,000	8,926,887
			8,926,887
Nevada (0.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,300,000	1,469,884
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/20	A	685,000	708,585
			2,178,469
New Hampshire (0.8%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	670,981
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,500,000	1,674,840
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	4,500,000	5,086,935
			7,432,756

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
New Jersey (4.6%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	$1,300,000	$1,461,902
NJ State Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction), Ser. AA,
5.25%, 12/15/33	Baa1	3,660,000	3,683,753
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,250,000	1,427,088
Ser. B, 5.00%, 11/1/26	Baa1	5,400,000	6,192,450
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	3,000,000	3,281,820
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.)
Ser. B, 5.60%, 11/1/34	A1	2,000,000	2,068,860
Ser. D, 4.875%, 11/1/29	A1	1,100,000	1,141,778
NJ State Higher Ed. Assistance Auth. Rev. Bonds,
(Student Loan), Ser. A, 5.625%, 6/1/30	AAA	2,250,000	2,265,390
NJ State Hlth. Care Fac. Fin. Auth. VRDN,
(Compensation Program), Ser. A-4, 1.33%, 7/1/27	VMIG 1	875,000	875,000
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Trans. Syst.)
Ser. A, 6.00%, 6/15/35	Baa1	3,000,000	3,218,220
Ser. C, AMBAC, zero %, 12/15/24	Baa1	8,760,000	7,461,155
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 6/1/35	A–	4,000,000	4,543,960
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	4,750,000	5,152,753
			42,774,129
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds,
(AZ Pub. Svc. Co.), Ser. B, 4.70%, 9/1/24	A2	4,500,000	4,684,185
Sante Fe, Retirement Fac. Rev. Bonds,
(El Castillo Retirement Res.), 5.00%, 5/15/32	BBB–	2,155,000	2,228,378
			6,912,563
New York (12.6%)
Hudson Yards Infrastructure Corp. Rev. Bonds,
Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa2	55,000	59,366
Long Island, Pwr. Auth. Elec. Syst. Rev. Bonds
5.00%, 9/1/37	A3	2,500,000	2,971,000
5.00%, 9/1/36	A3	1,500,000	1,789,245
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	3,360,000	3,737,496
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	5,500,000	6,031,795
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 1.95%, 11/1/26	AA	5,045,000	5,035,919
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds,
(U. of Rochester)
Ser. C, 4.00%, 7/1/36	Aa3	750,000	815,805
Ser. D, 4.00%, 7/1/36	Aa3	500,000	544,255
Ser. C, 4.00%, 7/1/35	Aa3	1,500,000	1,639,605
Ser. D, 4.00%, 7/1/34	Aa3	650,000	713,200

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
New York cont.
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	$5,480,000	$5,575,407
NY City, G.O. Bonds, Ser. F-1, 5.00%, 4/1/43	Aa1	4,330,000	5,086,278
NY City, Indl. Dev. Agcy. Rev. Bonds, (Queens
Baseball Stadium — Pilot), AMBAC, 5.00%, 1/1/23	Baa2	300,000	300,696
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds,
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	2,000,000	2,271,260
NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	3,710,000	4,280,153
Ser. C-2, 5.00%, 5/1/37	AAA	4,750,000	5,669,078
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/40	Aa2	5,000,000	5,679,600
NY State Dorm Auth. Non-State Supported Debt
Rev. Bonds, (NYU), Ser. A, 5.00%, 7/1/49	Aa2	9,500,000	11,386,320
NY State Dorm. Auth. Rev. Bonds, Ser. E,
5.00%, 3/15/40	Aa1	8,000,000	9,551,440
NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. E, 5.00%, 2/15/44	Aa1	3,500,000	3,951,430
NY State Dorm. Auth. Sales Tax Rev. Bonds
(Bid Group No. 2), Ser. A, 5.00%, 3/15/36	Aa1	10,000,000	12,007,300
Ser. 2015B-B, 5.00%, 3/15/35	Aa1	1,000,000	1,158,590
Ser. A, 5.00%, 3/15/34	Aa1	3,315,000	3,916,043
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	2,000,000	2,173,660
Port Auth. of NY & NJ Rev. Bonds
Ser. 207th, 5.00%, 9/15/31	Aa3	3,800,000	4,576,872
Ser. 172nd, 4.50%, 4/1/37	Aa3	1,940,000	2,037,543
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(KIAC Partners Special Project — 5th Installment),
6.75%, 10/1/19	BBB–/P	400,000	408,404
Triborough Bridge & Tunnel Auth. Mandatory Put
Bonds (10/1/20), Ser. D, 2.108%, 11/15/38	Aa3	7,000,000	7,013,510
Triborough Bridge & Tunnel Auth. FRN Mandatory
Put Bonds (9/26/19), Ser. B, 2.038%, 1/1/32	Aa3	6,385,000	6,391,449
			116,772,719
Ohio (3.7%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2, 5.75%, 6/1/34	B–	4,000,000	3,867,760
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A
6.125%, 7/1/40	BBB/F	1,000,000	1,084,220
6.00%, 7/1/35	BBB/F	1,875,000	2,038,519
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life
Enriching Cmntys.), 5.00%, 1/1/32	BBB–/F	1,000,000	1,048,610
Huber Heights City School Dist. G.O. Bonds,
(School Impt.), 5.00%, 12/1/31	Aa2	1,100,000	1,285,097
Lancaster, Port Auth. Mandatory Put Bonds (8/1/19),
(Gas), 2.388%, 5/1/38	Aa2	10,000,000	10,001,800
Middleburg Heights, Hosp. Rev. Bonds,
(Southwest Gen. Hlth. Ctr.), 5.00%, 8/1/47	A2	1,500,000	1,594,335

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A,
4.00%, 2/1/33	Aa1	$5,500,000	$5,785,175
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A
4.00%, 1/1/43	Aa2	1,450,000	1,533,825
4.00%, 1/1/34	Aa2	1,250,000	1,364,088
OH State Private Activity Rev. Bonds,
(Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	1,750,000	1,962,135
Scioto Cnty., Hosp. Rev. Bonds, (Southern
OH Med. Ctr.)
5.00%, 2/15/34	A3	645,000	727,025
5.00%, 2/15/33	A3	355,000	401,757
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	1,350,000	1,457,717
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	145,000	153,701
			34,305,764
Oregon (1.1%)
Gilliam Cnty., Solid Waste Disp. 144A Mandatory
Put Bonds (5/1/19), (Waste Mgt., Inc.), Ser. A,
2.25%, 8/1/25	A–	10,000,000	10,000,900
			10,000,900
Pennsylvania (6.7%)
Allegheny Cnty., G.O. Bonds, Ser. C-77
4.00%, 11/1/35	Aa3	1,225,000	1,332,984
4.00%, 11/1/33	Aa3	300,000	330,408
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A
5.00%, 4/1/35	A	2,300,000	2,648,680
5.00%, 4/1/33	A	4,000,000	4,651,160
Centre Ctny., Hosp. Auth. Rev. Bonds,
(Mount Nittany Med. Ctr.), Ser. A, 5.00%, 11/15/41	A	500,000	557,105
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Diakon Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	120,000	132,785
5.00%, 1/1/31	BBB+/F	100,000	111,117
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/29	Baa3	500,000	543,130
PA State COP, Ser. A
5.00%, 7/1/36	A2	2,000,000	2,302,980
5.00%, 7/1/34	A2	910,000	1,054,190
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–	5,220,000	5,188,158
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	315,000	328,362
PA State Pub. School Bldg. Auth. Rev. Bonds,
(School Dist. Philadelphia)
5.00%, 4/1/24	A2	1,000,000	1,076,130
5.00%, 4/1/23	A2	1,000,000	1,081,270

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A1	$5,245,000	$5,826,566
Ser. B-1, 5.00%, 6/1/42	A3	1,725,000	1,927,895
Ser. A, 5.00%, 12/1/38	A1	2,250,000	2,515,343
Ser. 2nd, 5.00%, 12/1/36	A3	2,000,000	2,297,660
5.00%, 12/1/25 ##	A1	4,000,000	4,646,640
5.00%, 12/1/22 ##	A1	5,000,000	5,461,100
zero %, 12/1/44	A2	5,000,000	4,902,500
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/27	A2	1,250,000	1,496,600
Philadelphia, Gas Wks. Rev. Bonds
5.00%, 8/1/32	A	1,000,000	1,140,600
5.00%, 8/1/31	A	1,000,000	1,144,440
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	3,000,000	3,107,760
Pittsburgh, G.O. Bonds
5.00%, 9/1/36	AA–	500,000	586,455
4.00%, 9/1/33	AA–	500,000	547,875
South Central PA, Gen. Auth. Rev. Bonds,
(WellSpan Health Oblig. Group), Ser. A,
4.00%, 6/1/49 ##	Aa3	5,000,000	5,255,800
			62,195,693
Rhode Island (0.5%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds,
(Lifespan Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,127,000
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,250,000	3,313,635
			4,440,635
South Carolina (1.8%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group)
4.00%, 11/1/32	A1	750,000	799,365
4.00%, 11/1/31	A1	750,000	802,823
Myrtle Beach, Tax Allocation Bonds,
(Myrtle Beach Air Force Base Redev.)
5.00%, 10/1/29	A2	1,000,000	1,169,030
5.00%, 10/1/28	A2	425,000	499,409
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A+	2,000,000	2,213,280
Ser. E, 5.50%, 12/1/53	A+	2,000,000	2,194,140
Ser. E, 5.25%, 12/1/55	A+	1,970,000	2,198,047
Ser. E, 5.00%, 12/1/48	A+	1,455,000	1,570,731
Ser. A, 5.00%, 12/1/36	A+	4,000,000	4,533,320
Ser. A, 5.00%, 12/1/25	A+	750,000	868,493
			16,848,638
Tennessee (1.0%)
Tennergy Corp., Gas Mandatory Put Bonds
(10/1/24), Ser. A, 5.00%, 2/1/50	Aa2	4,500,000	5,126,670
TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A,
5.25%, 9/1/20	A3	4,000,000	4,161,160
			9,287,830

Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Texas (9.5%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, PSFG
5.00%, 12/1/33	AAA	$1,075,000	$1,273,101
4.00%, 12/1/31	AAA	365,000	398,018
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/34	Aaa	2,000,000	2,166,900
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	A–	650,000	708,071
Clifton, Higher Ed. Fin. Corp. Rev. Bonds,
(IDEA Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	375,000	435,728
PSFG, 4.00%, 8/15/31	AAA	2,000,000	2,201,580
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds,
(IDEA Pub. Schools), PSFG, 5.00%, 8/15/33	AAA	1,000,000	1,150,980
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	9,030,000	10,269,187
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	2,215,000	2,529,663
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	7,935,000	8,263,430
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	5,000,000	5,666,200
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/28	Baa2	1,300,000	1,381,484
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 1.43%, 9/1/31	VMIG 1	870,000	870,000
(The Methodist Hosp.), Ser. C-1, 1.43%, 12/1/24	A-1+	7,600,000	7,600,000
Houston, Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 7/1/25	A+	3,500,000	3,741,745
Houston, Higher Ed. Fin. Co. Rev. Bonds,
(Cosmos Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,313,763
Houston, Util. Syst. Rev. Bonds, Ser. D,
5.00%, 11/15/39	Aa2	2,285,000	2,580,999
Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds
5.00%, 5/15/40	A	750,000	843,518
5.00%, 5/15/33	A	150,000	174,797
Matagorda Cnty., Poll. Control Rev. Bonds,
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	2,250,000	2,462,760
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/34	BBB–	1,145,000	1,272,278
5.00%, 9/15/33	BBB–	710,000	790,933
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	750,000	796,133
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 4.00%, 7/1/48	AA	1,705,000	1,742,698
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	1,000,000	1,077,880
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I,
6.50%, 1/1/43	A1	9,700,000	11,901,415

32 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Texas cont.
Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds, (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	$46,000	$1,380
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	700,000	21,000
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	525,000	15,750
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	91,000	2,730
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	1,490,000	44,700
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	250,000	290,860
San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5.25%, 7/1/32	AA	1,415,000	1,440,668
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	2,750,000	3,070,485
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(NTE Mobility), 6.875%, 12/31/39	Baa2	1,650,000	1,709,169
TX State G.O. Bonds, (Trans. Comm.-Mobility Fund),
4.00%, 10/1/32	Aaa	1,000,000	1,071,240
TX State Indl. Dev. Corp. Rev. Bonds,
(Arco Pipelines Co.), 7.375%, 10/1/20	A1	4,000,000	4,327,960
TX State Muni. Pwr. Agcy. Rev. Bonds,
(Syst. Net/Transmission Converting Security)
5.00%, 9/1/47	A+	1,750,000	1,816,465
5.00%, 9/1/37	A+	250,000	260,158
			87,685,826
Utah (1.5%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 1.43%, 5/15/37	VMIG 1	6,300,000	6,300,000
Salt Lake City, Arpt. Rev. Bonds, Ser. A, 5.00%, 7/1/43	A+	5,000,000	5,770,550
Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	300,000	304,605
UT State Charter School Fin. Auth. Rev. Bonds,
(UT Charter Academies, Inc.)
5.00%, 10/15/38	AA	720,000	821,174
5.00%, 10/15/33	AA	420,000	487,473
5.00%, 10/15/31	AA	530,000	622,909
			14,306,711
Virginia (2.8%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	650,000	715,507
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (VA United Methodist Homes, Inc.)
5.00%, 6/1/25	BB+/P	410,000	433,034
5.00%, 6/1/23	BB+/P	445,000	472,902
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929%, 8/23/27 (Escrowed to Maturity)	AA	11,250,000	13,088,560
VA Cmnwlth. Trans. Board Rev. Bonds,
4.00%, 5/15/32	Aa1	5,885,000	6,520,580

Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (102.9%)* cont.	Rating**	Principal amount	Value
Virginia cont.
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev.
Bonds, Ser. B
4.00%, 7/1/40	Aa3	$700,000	$734,412
4.00%, 7/1/37	Aa3	1,500,000	1,586,190
4.00%, 7/1/36	Aa3	1,500,000	1,595,205
VA State Small Bus. Fin. Auth. Rev. Bonds,
(Express Lanes, LLC), 5.00%, 7/1/34	BBB	1,200,000	1,273,740
			26,420,130
Washington (2.3%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	2,500,000	2,503,100
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds,
(Valley Med. Ctr.), 5.00%, 12/1/37	A2	4,500,000	5,263,110
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	1,000,000	1,104,020
Seattle, Solid Waste Disp. Rev. Bonds, 4.00%, 6/1/32	AA+	2,000,000	2,183,220
WA State COP, Ser. A, 5.00%, 7/1/34	Aa2	4,480,000	5,314,310
WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aa1	1,580,000	1,816,431
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.772%, 1/1/42	A+	2,500,000	2,528,375
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	397,643
			21,110,209
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	1,000,000	1,054,260
			1,054,260
Wisconsin (0.2%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds,
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	1,000,000	1,084,900
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Three Pillars Sr. Living), 5.00%, 8/15/28	A/F	1,040,000	1,151,030
			2,235,930
Wyoming (0.3%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds,
(Basin Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	3,000,000	3,033,540
			3,033,540
Total municipal bonds and notes (cost $914,171,213)			$954,542,287

	Principal amount/
SHORT-TERM INVESTMENTS (-%)*	shares	Value
U.S. Treasury Bills 2.515%, 6/27/19	$190,000	$188,921
U.S. Treasury Bills 2.458%, 7/18/19	113,000	112,200
U.S. Treasury Bills 2.434%, 5/23/19	58,000	57,804
Total short-term investments (cost $358,862)		$358,925

TOTAL INVESTMENTS
Total investments (cost $914,530,075)	$954,901,212

34 Tax Exempt Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $927,668,670.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $42,262,680 to cover tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.50%, 2.49% and 2.60%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Transportation	17.4%
Health care	16.5
Utilities	12.4
Tax bonds	11.3

Tax Exempt Income Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$954,448,208	$94,079
Short-term investments	—	358,925	—
Totals by level	$—	$954,807,133	$94,079

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

36 Tax Exempt Income Fund

Statement of assets and liabilities 3/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $914,530,075)	$954,901,212
Cash	9,709,627
Interest and other receivables	11,411,210
Receivable for shares of the fund sold	166,637
Receivable for investments sold	6,519,761
Receivable for custodian fees (Note 2)	12,201
Prepaid assets	67,770
Total assets	982,788,418

LIABILITIES
Payable for investments purchased	17,125,578
Payable for purchases of delayed delivery securities (Note 1)	31,235,629
Payable for shares of the fund repurchased	1,079,171
Payable for compensation of Manager (Note 2)	334,542
Payable for investor servicing fees (Note 2)	108,231
Payable for Trustee compensation and expenses (Note 2)	507,144
Payable for administrative services (Note 2)	4,835
Payable for floating rate notes issued (Note 1)	3,871,735
Payable for distribution fees (Note 2)	454,692
Distributions payable to shareholders	283,940
Other accrued expenses	114,251
Total liabilities	55,119,748

Net assets	$927,668,670

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$883,604,892
Total distributable earnings (Note 1)	44,063,778
Total — Representing net assets applicable to capital shares outstanding	$927,668,670

(Continued on next page)

Tax Exempt Income Fund 37

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($816,797,149 divided by 94,866,236 shares)	$8.61
Offering price per class A share (100/96.00 of $8.61)*	$8.97
Net asset value and offering price per class B share ($3,857,260 divided by 447,872 shares)**	$8.61
Net asset value and offering price per class C share ($28,913,544 divided by 3,349,486 shares)**	$8.63
Net asset value and redemption price per class M share ($5,575,283 divided by 645,240 shares)	$8.64
Offering price per class M share (100/96.75 of $8.64)†	$8.93
Net asset value, offering price and redemption price per class R6 share
($3,727,763 divided by 431,944 shares)	$8.63
Net asset value, offering price and redemption price per class Y share
($68,797,671 divided by 7,970,325 shares)	$8.63

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38 Tax Exempt Income Fund

Statement of operations Six months ended 3/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$16,981,696
Total investment income	16,981,696

EXPENSES
Compensation of Manager (Note 2)	1,963,769
Investor servicing fees (Note 2)	329,318
Custodian fees (Note 2)	6,711
Trustee compensation and expenses (Note 2)	17,944
Distribution fees (Note 2)	1,036,576
Administrative services (Note 2)	16,060
Interest and fees expense (Note 1)	14,310
Other	170,590
Total expenses	3,555,278
Expense reduction (Note 2)	(86,266)
Net expenses	3,469,012

Net investment income	13,512,684

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	6,008,030
Futures contracts (Note 1)	215,342
Total net realized gain	6,223,372
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	18,816,696
Total change in net unrealized appreciation	18,816,696

Net gain on investments	25,040,068

Net increase in net assets resulting from operations	$38,552,752

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/19*	Year ended 9/30/18
Operations
Net investment income	$13,512,684	$29,625,116
Net realized gain on investments	6,223,372	7,993,230
Net unrealized appreciation (depreciation) of investments	18,816,696	(31,802,039)
Net increase in net assets resulting from operations	38,552,752	5,816,307
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(2,013,534)	(869,184)
Class B	(10,606)	(6,271)
Class C	(73,917)	(39,369)
Class M	(13,841)	(7,002)
Class R6	(10,118)	—
Class Y	(162,067)	(66,547)
From tax-exempt net investment income
Class A	(11,796,778)	(26,091,418)
Class B	(48,897)	(140,505)
Class C	(316,585)	(814,629)
Class M	(73,765)	(185,079)
Class R6	(56,782)	(119)
Class Y	(1,036,657)	(2,235,038)
From net realized long-term gain on investments
Class A	(1,796,109)	—
Class B	(9,461)	—
Class C	(65,935)	—
Class M	(12,347)	—
Class R6	(9,026)	—
Class Y	(144,567)	—
Decrease from capital share transactions (Note 4)	(22,634,610)	(61,024,407)
Total decrease in net assets	(1,732,850)	(85,663,261)

NET ASSETS
Beginning of period	929,401,520	1,015,064,781
End of period	$927,668,670	$929,401,520

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Tax Exempt Income Fund

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Tax Exempt Income Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	ments	of period	value (%)[a]	(in thousands)	(%)[b]	net assets (%)	(%)
Class A
March 31, 2019**	$8.41	.13	.24	.37	(.15)	(.02)	(.17)	—	$8.61	4.39*	$816,797	.39*g	1.49*	29*
September 30, 2018	8.63	.26	(.21)	.05	(.27)	—	(.27)	—	8.41	.56	815,986.77		3.06	42
September 30, 2017	8.86	.29	(.22)	.07	(.30)	—	(.30)	—	8.63	.88	894,935	.78[c]	3.40	35
September 30, 2016	8.70	.32	.15	.47	(.31)	—	(.31)	—	8.86	5.54	910,921	.77[d]	3.59[d]	21
September 30, 2015	8.80	.34	(.10)	.24	(.34)	—	(.34)	—	8.70	2.78	870,134.75		3.83	16
September 30, 2014	8.44	.35	.35	.70	(.34)	—	(.34)	—[e,f]	8.80	8.49	903,820.75		4.03	6
Class B
March 31, 2019**	$8.42	.10	.23	.33	(.12)	(.02)	(.14)	—	$8.61	3.94*	$3,857	.70*g	1.17*	29*
September 30, 2018	8.63	.21	(.21)	—[e]	(.21)	—	(.21)	—	8.42	.04	4,653	1.40	2.43	42
September 30, 2017	8.86	.24	(.22)	.02	(.25)	—	(.25)	—	8.63	.24	6,786	1.41[c]	2.76	35
September 30, 2016	8.70	.26	.16	.42	(.26)	—	(.26)	—	8.86	4.87	6,876	1.40[d]	2.96[d]	21
September 30, 2015	8.80	.28	(.09)	.19	(.29)	—	(.29)	—	8.70	2.13	7,141	1.38	3.20	16
September 30, 2014	8.44	.29	.36	.65	(.29)	—	(.29)	—[e,f]	8.80	7.81	7,516	1.38	3.41	6
Class C
March 31, 2019**	$8.44	.09	.23	.32	(.11)	(.02)	(.13)	—	$8.63	3.85*	$28,914	.77*g	1.10*	29*
September 30, 2018	8.65	.19	(.20)	(.01)	(.20)	—	(.20)	—	8.44	(.11)	30,378	1.55	2.28	42
September 30, 2017	8.88	.22	(.22)	—[e]	(.23)	—	(.23)	—	8.65	.09	40,251	1.56[c]	2.62	35
September 30, 2016	8.72	.25	.15	.40	(.24)	—	(.24)	—	8.88	4.70	40,983	1.55[d]	2.80[d]	21
September 30, 2015	8.81	.27	(.09)	.18	(.27)	—	(.27)	—	8.72	2.08	33,963	1.53	3.05	16
September 30, 2014	8.46	.28	.34	.62	(.27)	—	(.27)	—[e,f]	8.81	7.51	31,947	1.53	3.25	6
Class M
March 31, 2019**	$8.44	.11	.24	.35	(.13)	(.02)	(.15)	—	$8.64	4.23*	$5,575	.53*g	1.35*	29*
September 30, 2018	8.66	.24	(.22)	.02	(.24)	—	(.24)	—	8.44	.27	5,840	1.05	2.78	42
September 30, 2017	8.89	.27	(.22)	.05	(.28)	—	(.28)	—	8.66	.59	7,353	1.06[c]	3.11	35
September 30, 2016	8.73	.29	.16	.45	(.29)	—	(.29)	—	8.89	5.22	6,768	1.05[d]	3.30[d]	21
September 30, 2015	8.82	.31	(.08)	.23	(.32)	—	(.32)	—	8.73	2.59	6,179	1.03	3.55	16
September 30, 2014	8.47	.32	.35	.67	(.32)	—	(.32)	—[e,f]	8.82	8.04	6,553	1.03	3.75	6
Class R6
March 31, 2019**	$8.44	.14	.23	.37	(.16)	(.02)	(.18)	—	$8.63	4.39*	$3,728	.27*g	1.61*	29*
September 30, 2018†	8.47	.09	(.02)	.07	(.10)	—	(.10)	—	8.44	.83*	10	.19*	1.23*	42
Class Y
March 31, 2019**	$8.44	.14	.22	.36	(.15)	(.02)	(.17)	—	$8.63	4.37*	$68,798	.28*g	1.60*	29*
September 30, 2018	8.65	.28	(.20)	.08	(.29)	—	(.29)	—	8.44	.89	72,534.55		3.27	42
September 30, 2017	8.88	.31	(.22)	.09	(.32)	—	(.32)	—	8.65	1.09	65,741	.56[c]	3.60	35
September 30, 2016	8.72	.34	.15	.49	(.33)	—	(.33)	—	8.88	5.75	52,776	.55[d]	3.79[d]	21
September 30, 2015	8.81	.36	(.09)	.27	(.36)	—	(.36)	—	8.72	3.11	39,206.53		4.06	16
September 30, 2014	8.46	.36	.35	.71	(.36)	—	(.36)	—[e,f]	8.81	8.59	38,575.53		4.24	6

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 Tax Exempt Income Fund	Tax Exempt Income Fund 43

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes one-time merger costs of 0.01% as a percentage of average net assets.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

g Includes interest and fee expense associated with borrowings which amounted to less than 0.01% of average net assets for the period ended March 31, 2019.

The accompanying notes are an integral part of these financial statements.

44 Tax Exempt Income Fund

Notes to financial statements 3/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through March 31, 2019.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Tax Exempt Income Fund 45

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

46 Tax Exempt Income Fund

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $5,593,537 were held by the TOB trust and served as collateral for $3,871,735 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $10,906 for these investments based on an average interest rate of 1.63%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2018, the fund had a capital loss carryover of $1,077,768 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration
$1,077,768	N/A	$1,077,768	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $465,408 recognized during the period between November 1, 2017 and September 30, 2018 to its fiscal year ending September 30, 2019.

Tax Exempt Income Fund 47

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $914,757,120, resulting in gross unrealized appreciation and depreciation of $41,637,426 and $1,493,334, respectively, or net unrealized appreciation of $40,144,092.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.215% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

48 Tax Exempt Income Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$290,409	Class R6	886
Class B	1,529	Class Y	23,834
Class C	10,645	Total	$329,318
Class M	2,015

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $86,266 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $698, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$858,007
Class B	1.00%	0.85%	17,916
Class C	1.00%	1.00%	146,761
Class M	1.00%	0.50%	13,892
Total			$1,036,576

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,771 and $12 from the sale of class A and class M shares, respectively, and received no monies and $137 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $219 on class A redemptions.

Tax Exempt Income Fund 49

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$260,969,552	$280,433,898
U.S. government securities (Long-term)	—	—
Total	$260,969,552	$280,433,898

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	3,652,279	$30,817,217	5,749,073	$49,088,657
Shares issued in connection with
reinvestment of distributions	1,607,396	13,564,072	2,696,077	22,986,670
	5,259,675	44,381,289	8,445,150	72,075,327
Shares repurchased	(7,367,071)	(62,006,277)	(15,166,037)	(129,368,580)
Net decrease	(2,107,396)	$(17,624,988)	(6,720,887)	$(57,293,253)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	2,189	$18,409	4,422	$37,711
Shares issued in connection with
reinvestment of distributions	7,043	59,400	15,038	128,371
	9,232	77,809	19,460	166,082
Shares repurchased	(114,167)	(962,387)	(252,728)	(2,153,400)
Net decrease	(104,935)	$(884,578)	(233,268)	$(1,987,318)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	262,309	$2,216,206	409,780	$3,518,786
Shares issued in connection with
reinvestment of distributions	47,339	400,339	86,200	737,101
	309,648	2,616,545	495,980	4,255,887
Shares repurchased	(561,253)	(4,743,849)	(1,547,630)	(13,212,828)
Net decrease	(251,605)	$(2,127,304)	(1,051,650)	$(8,956,941)

50 Tax Exempt Income Fund

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	49,354	$417,949	22,349	$191,749
Shares issued in connection with
reinvestment of distributions	11,453	96,971	21,300	182,286
	60,807	514,920	43,649	374,035
Shares repurchased	(107,185)	(903,747)	(201,065)	(1,722,245)
Net decrease	(46,378)	$(388,827)	(157,416)	$(1,348,210)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/19		TO 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	611,086	$5,124,063	1,185	$10,032
Shares issued in connection with
reinvestment of distributions	9,015	76,296	14	119
	620,101	5,200,359	1,199	10,151
Shares repurchased	(189,353)	(1,595,662)	(3)	(23)
Net increase	430,748	$3,604,697	1,196	$10,128

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,556,297	$13,151,179	2,792,566	$23,877,562
Shares issued in connection with
reinvestment of distributions	132,059	1,117,334	213,740	1,826,087
	1,688,356	14,268,513	3,006,306	25,703,649
Shares repurchased	(2,316,545)	(19,482,123)	(2,006,685)	(17,152,462)
Net increase (decrease)	(628,189)	$(5,213,610)	999,621	$8,551,187

At the close of the reporting period, Putnam Investments, LLC owned 1,220 class R6 shares of the fund (0.28% of class R6 shares outstanding), valued at $10,529.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20

Tax Exempt Income Fund 51

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$215,342	$215,342
Total	$215,342	$215,342

52 Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA041 316423 5/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2019